EX-99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Brazos Mutual Funds, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Brazos Mutual Funds for the period ended May 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, that the and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Brazos Mutual Funds for the stated period.

/s/Wayne Willems_________________	/s/ Ben Bell_______________________
Wayne Willems	Ben Bell
President, Brazos Mutual Funds	Treasurer & CFO, Brazos Mutual Funds

Dated: __August 6, 2004____________	Dated: __August 6, 2004_____________

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Brazos Mutual Funds for purposes of the Securities Exchange Act of 1934.